Exhibit 99.2

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.

Condensed Combined Financial Statements (Unaudited)

SEPTEMBER 30, 2010

GLOBAL FINANCIAL SERVICES, LLC
and
GFS ADVISORS, LLC

TABLE OF CONTENTS

PAGE

Condensed Combined Statement of Financial Condition (Unaudited)	1

Condensed Combined Statement of Income (Unaudited)	2

Condensed Combined Statement of Changes in Members’ Equity (Unaudited)	3

Condensed Combined Statement of Cash Flows (Unaudited)	4

Notes to Condensed Combined Financial Statements (Unaudited)	5 - 12

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Condensed Combined Statement of Financial Condition
September 30, 2010
(Unaudited)

ASSETS

Cash and cash equivalents	$2,532,232

Receivable from clearing organization	447,639

Deposit with clearing organization	1,000,019

Investment advisory and management fees receivable	132,427

Furniture, equipment, and leasehold improvements, net	388,633

Other assets	13,501

$4,514,451

LIABILITIES AND MEMBERS' EQUITY

Liabilities
Commissions payable	$1,568,301

Accounts payable and accrued expenses	272,233

State income taxes payable	297,263

Deferred rent	127,156

Total liabilities	2,264,953

Members' equity	2,249,498

$4,514,451
The accompanying notes are an integral part of these condensed combined financial statements.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GLS ADVISORS, L.L.C.
Condensed Combined Statement of Income
Nine Months Ended September 30, 2010
(Unaudited)

Revenues
Commissions	$2,294,140
Firm trading profit	9,656,091
Investment advisory and management fees	466,550
Interest and other	1,225,563

13,642,344

Expenses
Guaranteed payments to members	1,918,480
Employee compensation and benefits	3,901,080
Floor brokerage and clearance	645,175
Consulting	2,873,242
Communications	282,850
Occupancy and equipment costs	456,924
Promotional costs	61,233
Interest	2,976
Regulatory fees and expenses	85,007
Other	545,013

10,771,980

Net income before income taxes	2,870,364

Provision for state income taxes	28,427

Net Income	$2,841,937
The accompanying notes are an integral part of these condensed combined financial statements.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C.
Condensed Combined Statement of Changes in Members' Equity
Nine Months Ended September 30, 2010
(Unaudited)

	Global Financial Services, L.L.C.	GFS Advisors, L.L.C.	Total

Balance, December 31, 2009	$935,534	$604,866	$1,540,400

Net income	2,588,298	253,639	2,841,937

Distributions to members	(1,879,660)	(253,179)	(2,132,839)

Balance, September 30, 2010	$1,644,172	$605,326	$2,249,498
The accompanying notes are an integral part of these condensed combined financial statements.

GLOBAL FINANCIAL SERVICES, L.L.C.
and
GFS ADVISORS, L.L.C
Combined Statement of Cash Flows
Nine Months Ended September 30, 2010

Cash flows from operating activities
Net income	$2,841,937
Adjustments to reconcile net income to net
cash provided (used) by operating activities:
Depreciation and amortization	125,310
Changes in operating assets and liabilities:
Decrease in deposit with clearing organization	871
Increase in receivable from clearing organization	(216,583)
Increase in investment advisory and management fees receivable	749,028
Decrease in other assets	2,555
Decrease in commissions payable	(233,643)
Increase in accounts payable and accrued expenses	(1,155,527)
Increase in state income taxes payable	15,307
Decrease in deferred rent	(28,456)

Net cash provided by operating activities	2,100,799

Cash flows from investing activities

Net cash provided (used) by investing activities	-

Cash flows from financing activities
Distributions to members	(2,132,839)

Net cash used by financing activities	(2,132,839)

Net increase in cash and cash equivalents	(32,040)

Beginning cash and cash equivalents	2,564,272

Ending cash and cash equivalents	$2,532,232

Supplemental Disclosures
Cash paid for:
Interest	$2,976

Income taxes	$38,712
The accompanying notes are an integral part of these combined financial statements.

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Note 1 -	Description of the Companies and their Business

Basis of Presentation and Principles of Combination

The accompanying condensed combined financial statements include the accounts of Global Financial Services, L.L.C. (“GFS”) and GFS Advisors, L.L.C. (“GFSA”) (together referred to as the “Companies”).  The Companies are under common control and conduct related businesses.  All intercompany transactions and balances have been eliminated in combination.

The unaudited condensed combined financial statements of the Company included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").  Certain information and note disclosures normally included in annual financial statements prepared in accordance with U.S. GAAP have been condensed or omitted, although the Companies believe that the disclosures are adequate to make the information not misleading.

In the opinion of management, these unaudited condensed combined financial statements reflect all adjustments, including normal recurring adjustments, necessary for a fair presentation of the Companies’ financial position, interim results of operations and cash flows. The results for the interim periods are not necessarily indicative of the results to be obtained for a full fiscal year. The Companies’ unaudited condensed combined financial statements and the related notes should be read together with the combined financial statements and the related notes included in the Companies’ financial statements for the year ended December 31, 2009.

Nature of Operations

GFS is organized as a limited liability company.  The duration of GFS is perpetual.  Each member’s liability is limited to its capital account balance.  GFS is a broker-dealer in securities registered with the Securities and Exchange Commission under (SEC) Rule 15c3-3(k)(2)(ii) which provides that all the funds and securities belonging to its customers would be handled by a clearing broker-dealer, J.P. Morgan Clearing Corp. under fully disclosed clearing arrangements.  GFS is also registered with the National Futures Association.

GFSA is registered under the Investment Advisers Act of 1940 to conduct investment advisory services.  The duration of GFSA is perpetual.  Each member’s liability is limited to its capital account balance.

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Note 1 -	Description of the Companies and their Business, continued

Sale of Interest in the Companies

On December 31, 2010, Sanders Morris Harris Group, Inc. (“SMHG”) purchased a 48.7% capital interest and a 50.1% profits interest in GFS and a 50.1% capital and profits interest in GFSA. The acquisition was made pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”) dated as of November 26, 2010, among SMHG and Robert C.A. Benjamin, Gerardo A. Chapa and Ricardo Perusquia (“GFS members”).

The initial consideration for the purchase was $18 million, paid $15 million in cash and $3 million in shares of SMHG common stock to the GFS members.  The initial consideration is subject to upward adjustment by a maximum amount of $4.5 million based on the Companies achieving net operating income before interest, taxes, depreciation, and amortization (“EBITDA”) in 2011 and/or 2012 in excess of $5.0 million, and further upward adjustment based on the compounded annual growth rate of the Companies’ EBITDA achieved, for a maximum of $9.6 million if the top tier thresholds are achieved every year.  Also, GFS members and SMHG have agreed that the Companies will retain at least $181,000 of cash balances as of December 31, 2010 for the Companies to use for operations in 2011.  Once all December 31, 2010 payables and receivables have been settled, all cash in excess of $181,000 at December 31, 2010 will be distributed to GFS members.  In addition, the Purchase Agreement contains a clause whereby the GFS members will indemnify SMHG and its affiliates for all uncertain tax positions taken through 2010.  The liability for such uncertain tax positions aggregated $282,142 at December 31, 2010.

Membership Interests and Allocations

GFS has 2,000 membership interests authorized, issued and outstanding at September 30, 2010. Generally, net income (loss) is allocated and distributions are made to holders of membership units in proportion to their ownership percentages.

GFSA’s membership interests are not unitized. Generally, net income (loss) is allocated and distributions are made to holders of membership units in proportion to their ownership percentages.

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Note 1 -	Description of the Companies and their Business, continued

Membership Interests and Allocations, continued

Effective December 31, 2010, in conjunction with the Purchase Agreement, the members executed Amended and Restated Company Agreements (“Company Agreements”).  The Company Agreement for GFS authorized 1,000 common units and 100 special units of interests, all of which are issued and outstanding.

The special units are all held by the GFS members. The Company Agreement for GFSA does not define membership interests in terms of units.

Generally, under the Company Agreements, net income (loss) is allocated and distributions are made to holders of common units in proportion to their ownership percentages.  GFS’ special units have no voting rights, rights to distributions, rights to income allocations, rights upon dissolution and liquidation, or other rights with respect to the Companies.  GFS shall repurchase the special units from the GFS members at a price of $10,000 per special unit upon the earlier to occur of (i) a change of control, as defined; (ii) a required sale by the GFS members of their interests in GFS, as defined; or (iii) a reduction in the clearing deposit by GFS with J.P. Morgan Clearing Corp.; provided that such repurchase shall be equal to the amount of the reduction in the clearing deposit.

Note 2 -	Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Companies consider all liquid financial instruments with original maturities of ninety days or less and not pledged or otherwise restricted as cash equivalents. Demand balances with the Companies’ clearing broker/dealer have been classified as “cash and cash equivalents” in the combined financial statements.

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Securities Owned and Securities Sold, Not Yet Purchased

Securities owned and securities sold, not yet purchased are carried at fair value as determined by market quotations.  There were no securities owned or securities sold, not yet purchased at September 30, 2010.

Office Equipment

Office equipment is stated at cost and includes furniture and fixtures, computer and office equipment and leasehold improvements, less accumulated depreciation and amortization.  Depreciation of office equipment is provided using the straight-line method based on estimated useful lives.  Leasehold improvements are amortized on a straight-line basis over the life of the lease.

Revenue Recognition

Securities transactions and all related revenue and expense are recorded on a trade date basis. Revenue from investment advisory and management services consists primarily of portfolio management fees which are received quarterly and are recognized as earned when payments are due. The Companies also have certain contracts which allow the Companies to earn performance fees in the event that investment returns meet or exceed targeted amounts specified in the contracts. Revenue for these incentives is recognized only when such performance targets are met or exceeded at the end of the measurement period. Due to the inability to forecast financial markets, no revenue is recognized until the measurement period ends, even when investment returns are exceeding the contractual targets within the measurement period.

Income Taxes

The Companies are treated and taxed as partnerships for federal income tax purposes.  Accordingly, any federal tax liability is the responsibility of the individual members. The combined financial statements reflect a liability and provision for state income taxes for the Texas Franchise (margin) tax which is an obligation of the Companies.

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Note 2 -	Summary of Significant Accounting Policies

Tax benefits associated with uncertain tax positions are recognized in the period in which one of the following conditions is satisfied: (1) the more likely than not recognition threshold is satisfied; (2) the position is ultimately settled through negotiation or litigation; or (3) the statute of limitations for the taxing authority to examine and challenge the position has expired. Tax benefits associated with an uncertain tax position are derecognized in the period in which the more likely than not recognition threshold is no longer satisfied. Any potential interest and penalty associated with a tax contingency, should one arise, would be included as a component of income tax expense in the period in which the assessment arises.

Note 3 -	Deposit With and Receivable From Clearing Organization

GFS is required to maintain a deposit with its clearing broker-dealer.  Receivable from clearing organization is comprised of commissions of $391,949 and other clearing receivables of $55,690.  Commissions receivable and other clearing receivables represent settlements from the month of September 2010.  Such amounts are normally collected within ten days after month end.

Note 4 -	Furniture, Equipment, and Leasehold Improvements

Furniture, equipment, and leasehold improvements at September 30, 2010 consist of the following:

		Depreciable
	Cost	Life
Furniture and fixtures	$290,979	5 years
Computer equipment	438,725	3-5 years
Leasehold improvements	736,091	7 years
Office equipment	43,839	5 years
	1,509,634
Less accumulated depreciation
and amortization	(1,121,001)
	$388,633

Depreciation and amortization expense aggregated $125,310 for the nine months ended September 30, 2010.

Note 5 -	Lease and Contractual Obligations

The Companies lease office facilities under a noncancelable operating lease expiring July 2013.  The office facilities agreement requires the Companies to pay their pro rata share of certain operating expenses in excess of a specified amount.  Future minimum commitments are as follows:

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Note 5 -	Lease and Contractual Obligations, continued

Year Ending
December 31,
2010	$59,721
2011	242,981
2012	248,718
2013	144,266
$695,686

Rent expense relating to office facilities was approximately $158,716 for the nine months ended September 30, 2010.

GFS is required to indemnify its clearing broker/dealer if a customer fails to settle a securities transaction, according to its clearing agreement. Management was neither aware, nor had it been notified, of any potentially material indemnification loss at September 30, 2010.

Note 6 -	Employee Benefits

The Companies have a 401(k) retirement plan covering all employees. The plan allows employee contributions of zero up to the maximum allowed by law which was generally $16,500 for 2010. The Companies make discretionary contributions to the Plan which vests immediately. The Companies’ contributions to the Plan for the nine months ended September 30, 2010 were $26,430.

Note 7 -	State Income Taxes

The provision for state income taxes consist of the following for the nine months ended September 30, 2010:

Current state income taxes	$16,931
Change in unrecognized income tax benefits,
including penalties and interest of $9,980	9,980

$26,911

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Note 7 -	State Income Taxes, continued

State income tax liabilities consist of the following at September 30, 2010:

State income taxes	$254,166
Penalties and interest	43,097

$297,263

Texas state tax returns are generally subject to examination over the statutes of limitations, generally four years from the date of filing.

Note 7 -	Concentrations and Financial Instruments with Off Balance Sheet Risk

The Companies' customer base consists of individuals and entities located outside of the United States.  Deposits with and receivables from clearing organization are with GFS’ clearing broker-dealer which is located in New York, New York.

Cash and cash equivalents include demand deposits with the Company’s clearing broker-dealer which are not insured. Also, cash at one bank may have exceeded federally insured limits at various times throughout the year ended December 31, 2009.

Note 9 -	Contingencies

Many aspects of the Company’s business involve substantial risks of liability.  In the normal course of business, the Company has been and in the future may be named as defendant or co-defendant in lawsuits and arbitration proceedings involving primarily claims or damages, relating to the Company’s activities as a broker-dealer in securities, as an employer, and as a result of other business activities.  The Company is also involved in a number of regulatory matters arising out of the conduct of the Company’s business.

In view of the inherent difficulty in predicting the outcome of legal proceedings, particularly where the plaintiffs seek substantial or indeterminate damages or where novel legal theories or a large number of parties are involved, the Company cannot state with confidence what the eventual outcome of currently pending matters will be, what the timing of the ultimate resolution of these matters will be, or what the eventual result in each pending matter will be.  Based on currently available information, the Company has no contingent liability recorded for litigation matters and the Company’s management does not believe that resolution of any such matters will have a material effect on the Company’s liquidity or financial position. Although depending on the results for a particular period, an adverse determination could have a material effect on interim or annual operating results in the period in which it is resolved.

Global Financial Services, L.L.C.
and
GFS Advisors, L.L.C.
Notes to Condensed Combined Financial Statements (Unaudited)
September 30, 2010

Note 10 -	Net Capital Requirements of Broker/Dealer

Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Company is required to maintain a minimum net capital, as defined under such provisions.  Net capital and the related net capital ratio may fluctuate on a daily basis.

At September 30, 2010, the Company had net capital of approximately $1,088,509 and net capital requirements of $101,862.  The Company's ratio of aggregate indebtedness to net capital was 1.40 to 1.  The Securities and Exchange Commission permits a ratio of no greater than 15 to 1.

The Company periodically makes distributions of capital to its members at amounts that are determined not to have a detrimental effect on the net capital position at the time of withdrawal.

Note 11 -	Possession or Control Requirements of Broker/Dealer

GFS does not have any possession or control of customer funds or securities.  There were no material inadequacies in the procedures followed in adhering to the exemptive provisions of (SEC) Rule 15c3-3(k)(2)(ii) by promptly transmitting all customer funds and securities to the clearing broker who carries the customer accounts.